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                                                                   Exhibit 10.20

                                                EXECUTION COPY
                                                Canadian Guarantors Stock Pledge

                        FIRST AMENDMENT PLEDGE AGREEMENT

         THIS FIRST AMENDMENT PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of July 16, 2003, made by Quintana Minerals (USA), Inc., a Delaware corporation, JOQ Canada, Inc., a Delaware corporation, and Quintana Canada Holdings, LLC, a Delaware limited liability company (each a "Pledgor" and collectively, the "Pledgors") in favor of The Bank of New York, as Collateral Trustee (together with any successor(s) thereto in such capacity, the "Collateral Trustee") for the benefit of the Secured Parties.

                               W I T N E S S E T H

                  WHEREAS, Calpine Corporation (the "Company") intends to enter into an Amended and Restated Credit Agreement dated as of July 16, 2003 (as amended, modified, renewed, restated or replaced from time to time, the "Credit Agreement") among, inter alia, the Company, the Lenders referred to therein and The Bank of Nova Scotia, as Administrative Agent (the "Credit Agreement Agent"), relating to a $500,000,000 senior secured credit facility to be made available in the form of revolving loans and term loans, including letters of credit to be issued thereunder;

                  WHEREAS, the Company intends to (a) issue $500,000,000 in aggregate principal amount of Second Priority Senior Secured Floating Rate Notes due 2007 (the "2007 Notes") pursuant to the Indenture dated as of July 16, 2003 (the "2007 Indenture") between the Company and Wilmington Trust Company, as Trustee (together with its successors in such capacity, the "2007 Trustee"), (b) issue $1,150,000,000 in aggregate principal amount of 8.50% Second Priority Senior Secured Notes due 2010 (the "2010 Notes") pursuant to the Indenture dated as of July 16, 2003 (the "2010 Indenture") between the Company and Wilmington Trust Company, as Trustee (together with its successors in such capacity, the "2010 Trustee"), (c) issue $900,000,000 in aggregate principal amount of 8.75% Second Priority Senior Secured Notes due 2013 (the "2013 Notes") pursuant to the Indenture dated as of July 16, 2003 (the "2013 Indenture") between the Company and Wilmington Trust Company, as Trustee (together with its successors in such capacity, the "2013 Trustee"), and (d) borrow $750,000,000 in Term Loans (the "Term Loans") pursuant to a Term Loan Agreement dated as of July 16, 2003 (the "Term Loan Agreement") between the Company and Goldman Sachs Credit Partners L.P., as Administrative Agent (together with its successors in such capacity, the "Term Loan Administrative Agent");

                  WHEREAS, the Pledgors intend to guarantee the Secured Obligations of the Company on a limited basis and to secure their respective Secured Obligations under such limited guarantees, including their respective obligations under the Credit Agreement and any future Priority Lien Debt, on a priority basis, and, subject to such priority, their respective obligations under the 2007 Notes, 2010 Notes, 2013 Notes and Term Loans and any future Parity Lien Debt equally and ratably, with security interests in, and pledge of, among other things, all present and future Pledged Collateral (as defined below);

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                  WHEREAS, the Company and the Pledgors have entered into a
Collateral Trust Agreement dated as of July 16, 2003 (the "Collateral Trust Agreement") among, inter alia, the Company, the Pledgors and the Collateral Trustee which sets forth the terms on which the Company and the Pledgors have appointed the Collateral Trustee as trustee for the present and future holders of the Secured Obligations to receive, hold, maintain, administer, enforce and distribute the Existing Security Documents and all other Security Documents, including this Pledge Agreement, at any time delivered to the Collateral Trustee and all interests, rights, powers and remedies of the Collateral Trustee thereunder and the proceeds thereof;

                  WHEREAS, the Company and the Pledgors will derive substantial direct and indirect benefit from the making of the extensions of credit under each of the Credit Agreement and the Term Loan Agreement and the offering of each of the 2007 Notes, 2010 Notes and 2013 Notes;

                  WHEREAS, it is a condition precedent to the obligation of the lenders to make their respective extensions of credit to the Company under each of the Credit Agreement and the Term Loan Agreement, and condition precedent to the obligation of the purchasers to purchase each of the 2007 Notes, the 2010 Notes and the 2013 Notes, that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Trustee for the benefit of the Secured Parties; and

                  WHEREAS, this Pledge Agreement amends and restates in its entirety the Pledge Agreement dated as of March 8, 2002 made by the Pledgors in favor of The Bank of Nova Scotia, as agent;

         NOW, THEREFORE, in consideration of the premises contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Collateral Trustee" is defined in the preamble.

         "Collateral Trust Agreement" is defined in the recitals.

         "Company" is defined in the preamble.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Pledged Collateral, but shall not include Dividends.

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         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Collateral" is defined in Section 2.1.

         "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgors to the Collateral Trustee or may from time to time hereafter be delivered by the Pledgors to the Collateral Trustee for the purpose of pledge under this Pledge Agreement or any other Secured Debt Document, and all proceeds of any of the foregoing.

         "Pledged Share Issuer" means each Person identified in Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

         "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by a Pledgor to the Collateral Trustee as Pledged Property hereunder.

         "Secured Parity Lien Parties" means any Person who is holding a Parity Lien Obligation (including any Parity Debt Representative), at any time.

         "Secured Parties" means any Person who is holding a Secured Obligation (including any Secured Debt Representative), at any time.

         "Secured Priority Lien Parties" means any Person who is holding a Priority Lien Obligation (including any Priority Lien Agent), at any time.

         "Securities Act" is defined in Section 6.2.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1.2. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Collateral Trust Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                     PLEDGE

         SECTION 2.1. Grant of Security Interest. Each Pledgor hereby (i) pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Trustee, for its benefit and the benefit of the Secured Priority Lien Parties, and hereby grants to the Collateral

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Trustee, for its benefit and the benefit of the Secured Priority Lien Parties, a continuing first priority security interest in, all of the following property (the "Pledged Collateral") and (ii) pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Trustee, for its benefit and the benefit of the Secured Parity Lien Parties, and hereby grants to the Collateral Trustee, for its benefit and the benefit of the Secured Parity Lien Parties, a continuing second priority security interest in, all of the Pledged
Collateral:

                  (a) all issued and outstanding shares of capital stock identified on Attachment 1 hereto of each Pledged Share Issuer identified on Attachment 1 hereto;

                  (b) and the certificates representing the Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (c) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by any Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  (d)      all proceeds of any of the foregoing;

provided, however, that in no event shall the Pledged Collateral constitute or give rise to any rights or interests in excess of a 65% ownership interest in the Pledged Share Issuer.

         SECTION 2.2. Security for Obligations; Separate Liens. This Pledge Agreement and the security interests and Liens granted and created herein secures the payment and performance of all Secured Obligations of the Pledgors now or hereafter, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including any interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the maturity of the loans and reimbursement obligations therein and interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, premiums, penalties, indemnifications, expenses or otherwise, and including all amounts that constitute part of the Secured Obligations and would be owed by the Pledgors but for the fact that they are unenforceable or not allowed due to a pending Bankruptcy Case or Insolvency Proceeding. Without limiting the generality of the foregoing, it is the intent of the parties that (i) the Liens securing the Parity Lien Obligations are subject and subordinate to the Liens securing the Priority Lien Obligations up to the Priority Lien Cap and (ii) this Pledge Agreement creates two separate and distinct Liens: the first Lien securing the payment and performance of the Priority Lien Obligations and the second Lien securing the payment and performance of the Parity Lien Obligations.

         SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Pledged Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto, shall be in

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suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION 2.4.      Intentionally Omitted.

         SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and, subject to Section 4.1 of the Collateral Trust Agreement and the other Secured Debt Documents, shall

                  (a) remain in full force and effect until payment in full of all Secured Obligations and the termination or expiration of all commitments to extend credit under all Credit Facilities, the Indebtedness under which constitutes Priority Lien Debt,

                  (b) be binding upon each Pledgor and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and each other Secured Party.

Without limiting the foregoing clause (c), any Secured Party may assign or otherwise transfer (in whole or in part) any right or obligation under the Secured Debt Documents to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Secured Debt Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the applicable provisions of each of the Secured Debt Documents. Upon the payment in full and discharge of all Secured Obligations that are then outstanding, due and payable and the termination or expiration of all commitments to extend credit under all Credit Facilities, the Indebtedness under which constitutes Priority Lien Debt, the security interest granted herein shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors. Upon any such termination or any release of the Lien provided for hereunder in accordance with the Secured Debt Documents, the Collateral Trustee will, at the Pledgors' sole expense, deliver to the Pledgors, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Pledged Collateral held by the Collateral Trustee hereunder, and execute and deliver to each Pledgor such documents as the Pledgors shall reasonably request to evidence such termination or release.

         SECTION 2.6. Security Interest Absolute. All rights of the Collateral Trustee and the security interests granted to the Collateral Trustee hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of any of the Secured Debt Documents,

                  (b) the failure of any Secured Party or any holder of any Secured Obligation

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                           (i)      to assert any claim or demand or to enforce
                  any right or remedy against the Company, any other Obligor or any other Person under the provisions of any of the Secured Debt Documents or otherwise, or

                           (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations of the Company or any other Obligor,

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation of the Company or any other Obligor,

                  (d) any reduction, limitation, impairment or termination of any Secured Obligations of the Company or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgors hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations of the Company, any other Obligor or otherwise,

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any of the Secured Debt Documents,

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Pledged Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company, any other Obligor, any surety or any guarantor.

         SECTION 2.7.      [Intentionally Omitted.]

         SECTION 2.8. Waiver of Subrogation. Until such time as the Secured Obligations have been paid in full and discharged, and all commitments to extend credit under all Credit Facilities, the Indebtedness under which constitutes Priority Lien Debt shall have been permanently terminated or expired, each Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any other Obligor that arise from the existence, payment, performance or enforcement of the Pledgors' obligations under this Pledge Agreement or any other Secured Debt Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Collateral Trustee against the Company or any other Obligor or any collateral which the Collateral Trustee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any

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amount shall be paid to any Pledgor in violation of the preceding sentence and the Secured Obligations shall not have been indefeasibly paid in full, in cash, and all commitments to extend credit under all Credit Facilities the Indebtedness under which constitutes Priority Lien Debt shall have not been permanently terminated or expired, such amount shall be deemed to have been paid to such Pledgor for the benefit of, and held in trust for, the Collateral Trustee, and shall forthwith be paid to the Collateral Trustee to be credited and applied upon the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Collateral Trust Agreement. Each Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Secured Debt Documents and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Warranties, etc. Each Pledgor represents and warrants unto the Collateral Trustee and each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by such Pledgor to the Collateral Trustee of any Pledged Collateral, as set forth in this Article.

         SECTION 3.1.1 Organization, etc. Each Pledgor is a corporation validly organized and existing and in good standing under the laws of the State of its organization, is duly qualified to do business and is in good standing as a foreign organization in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify would have a material adverse effect on such Pledgor's ability to perform its obligations under this Pledge Agreement or the other Secured Debt Documents to which it is a party, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Secured Obligations under this Pledge Agreement and each other Secured Debt Document to which it is a party and to own or hold under lease its property and to conduct its business substantially as currently conducted by it.

         SECTION 3.1.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by any Pledgor of this Pledge Agreement and each other Secured Debt Document executed or to be executed by it are within such Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a)      contravene such Pledgor's organizational documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Pledgor; or

                  (c) result in, or require the creation or imposition of, any Lien (other than the lien created hereunder) on any of such Pledgor's properties.

         SECTION 3.1.3 Regulation, etc. Each Pledgor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

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         SECTION 3.1.4     Validity, etc. This Pledge Agreement constitutes, and
each other Secured Debt Document executed by each Pledgor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of each Pledgor enforceable in accordance with their respective terms except as enforceability may be subject to or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors or (ii) general principles of equity, including the possible unavailability of specific performance or injunctive relief.

         SECTION 3.1.5 Ownership, No Liens, etc. Each Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Pledged Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Collateral Trustee.

         SECTION 3.1.6 Valid Security Interest. The delivery of such Pledged Collateral to the Collateral Trustee is effective to create a valid, perfected, first priority or second priority, as the case may be, security interest in such Pledged Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

         SECTION 3.1.7 As to Pledged Shares. All of the Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute sixty-five percent (65%) of all of the issued and outstanding shares of capital stock entitled to vote in the election of the Board of Directors of the Pledged Share Issuer.

         SECTION 3.1.8 Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

                  (a) for the pledge by any Pledgor of any Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by any Pledgor, or

                  (b) for the exercise by the Collateral Trustee of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement.

         SECTION 3.1.9 Compliance with Laws. Each Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of any Pledgor or the value of the Pledged Collateral or the worth of the Pledged Collateral as collateral security.

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                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1. Protect Collateral; Further Assurances, etc. Except as otherwise permitted under the Secured Debt Documents, no Pledgor will sell, assign, transfer, pledge or encumber in any other manner the Pledged Collateral (except in favor of the Collateral Trustee hereunder) and each Pledgor will warrant and defend the right and title herein granted unto the Collateral Trustee in and to the Pledged Collateral (and all right, title, and interest represented by the Pledged Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of the Pledgors, the Pledgors will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Collateral Trustee or any Secured Debt Representative may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         SECTION 4.2. Stock Powers, etc. The Pledgors agree that all Pledged Shares (and all other shares of capital stock constituting Pledged Collateral) delivered by the Pledgors pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Collateral Trustee. The Pledgors will, from time to time upon the request of the Collateral Trustee or any Secured Debt Representative, promptly deliver to the Collateral Trustee such stock powers, instruments, and similar documents, satisfactory in form and substance to the Collateral Trustee, with respect to the Pledged Collateral as the Collateral Trustee may reasonably request and will, from time to time upon the request of the Collateral Trustee or any Secured Debt Representative after the occurrence of any Actionable Default, promptly transfer any Pledged Shares or other shares of common stock constituting Pledged Collateral into the name of any nominee designated by the Collateral Trustee.

         SECTION 4.3. Continuous Pledge. Subject to Section 2.5, the Pledgors will, at all times, keep pledged to the Collateral Trustee pursuant hereto all shares of capital stock constituting Pledged Collateral, all Dividends and Distributions with respect thereto, and all other Pledged Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to any Pledgor in respect of any Pledged Collateral.

         SECTION 4.4. Voting Rights. The Pledgors agree after any Actionable Default shall have occurred and be continuing and the Collateral Trustee has notified the Pledgors of the Collateral Trustee's intention to exercise its voting power under this Section 4.4

                           (i) the Collateral Trustee may exercise (to the exclusion of the Pledgors) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Pledged Collateral and each Pledgor hereby grants the Collateral Trustee an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Pledged Collateral; and

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                           (ii)     promptly to deliver to the Collateral
                  Trustee such additional proxies and other documents as may be necessary to allow the Collateral Trustee to exercise such voting power.

The Collateral Trustee agrees that unless an Actionable Default shall have occurred and be continuing and the Collateral Trustee shall have given the notice referred to in Section 4.4(b), the Pledgors shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Pledged Collateral and the Collateral Trustee shall, upon the written request of the Pledgors, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgors which are necessary to allow the Pledgors to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Pledged Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgors that would materially impair any Pledged Collateral or be inconsistent with or violate any material provision of any of the Secured Debt Document (including this Pledge Agreement).

         SECTION 4.5. Additional Undertakings. The Pledgors will not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any material obligation of the maker of any instrument constituting Pledged Collateral.

                                    ARTICLE V
                             THE COLLATERAL TRUSTEE

         SECTION 5.1. Collateral Trustee Appointed Attorney-in-Fact. The Pledgors hereby irrevocably appoint the Collateral Trustee the Pledgors' attorney-in-fact, with full authority in the place and stead of each Pledgor and in the name of each Pledgor or otherwise, from time to time in the Collateral Trustee's discretion, to take any action and to execute any instrument which the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

                  (a) after the occurrence and continuance of an Actionable Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                  (c) after the occurrence and continuance of an Actionable Default, to file any claims or take any action or institute any proceedings which the Collateral Trustee may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Pledged Collateral.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. Collateral Trustee May Perform. If any Pledgor fails to perform any agreement contained herein, the Collateral Trustee may itself perform, or cause performance of,

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such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by the Pledgors pursuant to Section 6.4.

         SECTION 5.3 Collateral Trustee's Rights and Duties Subject to Collateral Trust Agreement. Notwithstanding anything to the contrary contained in this Pledge Agreement, in acting under and by virtue of this Pledge Agreement, the Collateral Trustee shall be entitled to all of the rights, privileges and immunities provided to it in the Collateral Trust Agreement, and the rights and duties of the Collateral Trustee hereunder are subject in all respects to the terms, conditions and limitations set forth in the Collateral Trust Agreement (including, without limitation the provisions of Article 5 thereof), reference to which is made for all purposes; provided, however, that any forbearance by the Collateral Trustee in exercising any right or remedy available to it under the Collateral Trust Agreement shall not give rise to a defense on the part of the Pledgors with respect to the Collateral Trustee's exercise of any right or remedy pursuant to this Pledge Agreement or as otherwise afforded by applicable law.

                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1. Certain Remedies. If an Actionable Default shall have occurred and be continuing:

                  (a) The Collateral Trustee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Pledged Collateral) and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable in each case subject to the terms and provisions of the Collateral Trust Agreement. The Pledgors agree that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Collateral Trustee may, in each case subject to the terms and provisions of the Collateral Trust Agreement,

                           (i) transfer all or any part of the Pledged Collateral into the name of the Collateral Trustee or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the Pledged Collateral to make payment to the Collateral Trustee of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in any Pledgor's name to allow collection of the Pledged Collateral,

                           (v) take control of any proceeds of the Pledged Collateral, and

                           (vi) execute (in the name, place and stead of the Pledgors) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

         SECTION 6.2. Securities Laws. If the Collateral Trustee shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 6.1, the Pledgors agree that, upon request of the Collateral Trustee, the Pledgors will, at their own expense:

                  (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

         SECTION 6.3. Compliance with Restrictions. The Pledgors agree that in any sale of any of the Pledged Collateral whenever an Actionable Default shall have occurred and be continuing, the Collateral Trustee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgors further agree that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Trustee be liable nor accountable to the Pledgors for any discount allowed by the reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.4. Application of Proceeds. All cash proceeds received by the Collateral Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall thereafter be applied in accordance with Section 3.4 of the Collateral Trust Agreement.

         SECTION 6.5. Indemnity and Expenses. The Pledgors hereby indemnify and holds harmless the Collateral Trustee from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Collateral Trustee's gross negligence or willful misconduct. Upon demand, the Pledgors will pay to the Collateral Trustee the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Trustee may incur in connection with:

                  (a) the administration of this Pledge Agreement and each other Secured Debt Document;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

                  (c) the exercise or enforcement of any of the rights of the Collateral Trustee hereunder; or

                  (d) the failure by the Pledgors to perform or observe any of the provisions hereof.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Security Document. This Pledge Agreement is a Security Document executed pursuant to the Collateral Trust Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustee in accordance with Section 7.1 of the Collateral Trust Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 7.3. Protection of Collateral. The Collateral Trustee may from time to time, at its option, perform any act which the Pledgors agree hereunder to perform and which the Pledgors shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Actionable Default) and the Collateral Trustee may from time to time take any other action which the Collateral Trustee or any Secured Debt Representative reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of its security interest therein.

         SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and shall be effected in the manner provided for in Section 7.5 of the Collateral Trust Agreement.

         SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 7.7. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER SECURITY DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.8. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL TRUSTEE OR THE PLEDGORS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL TRUSTEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE

STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

         SECTION 7.9. Waiver of Jury Trial. THE COLLATERAL TRUSTEE AND THE PLEDGORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL TRUSTEE OR THE PLEDGORS. THE PLEDGORS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER SECURED DEBT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO EACH SUCH SECURED DEBT DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    QUINTANA CANADA HOLDINGS, LLC

                                    By: /s/ Michael Thomas
                                       -----------------------------------------
                                    Name: Michael Thomas
                                    Title:

                                    Address: 50 West San Fernando Street
                                             San Jose, CA 95113

                                    Facsimile No.:

                                    Attention:

                                    QUINTANA MINERALS (USA), INC.

                                    By: /s/ Michael Thomas
                                       -----------------------------------------
                                    Name: Michael Thomas
                                    Title:

                                    Address: 50 West San Fernando Street
                                             San Jose, CA 95113

                                    Facsimile No.:

                                    Attention:

                                    JOQ CANADA, INC.

                                    By: /s/ Michael Thomas
                                       -----------------------------------------
                                    Name: Michael Thomas
                                    Title:

                                    Address: 50 West San Fernando Street
                                             San Jose, CA 95113

                                    Facsimile No.:

                                    Attention:

                                    THE BANK OF NEW YORK, not in its individual capacity, but solely as Collateral Trustee

                                    By: /s/ Michael Pitfick
                                       -----------------------------------------
                                    Name: Michael Pitfick

                                    Title: Assistant Vice President

                                                EXECUTION COPY
                                                Canadian Guarantors Stock Pledge

                                                                    ATTACHMENT 1
                                                                              to
                                                                Pledge Agreement

Pledged Shares

Pledged Share Issuer            Class A Common Stock

                                 Authorized       Outstanding      % of Shares
                                   Shares            Shares          Pledged
                                 ----------       -----------      -----------
Calpine Canada Energy Ltd.      1,000,000,000       35,100             65%

(3,391 Class A shares pledged by Quintana Minerals (USA), Inc.)
(16,034 Class A shares pledged by Quintana Canada Holdings, LLC)
(3,390 Class A shares pledged by JOQ Canada, Inc.)